Exhibit 99.1

NEWS RELEASE
May 7, 2025

Tetra Tech Reports Strong Second Quarter Results and Raises FY25 Guidance

●	Record Second Quarter Revenue $1.322 billion
●	Record Second Quarter Net Revenue $1.104 billion
●	Record Second Quarter Adjusted Operating Income $130 million
●	Increasing Quarterly Dividend +12% Y/Y
●	Raising FY25 EPS Guidance

Pasadena, California. Tetra Tech, Inc. (NASDAQ: TTEK), a leading provider of high-end consulting and engineering services in water, environment and sustainable infrastructure, today announced results for the second quarter ended March 30, 2025.

	Q2 FY25		YTD FY25
$ million (except EPS data)	Reported	Adjusted[1]	Reported	Adjusted[1]
Revenue	$1,322.1	$1,322.1	$2,742.7	$2,742.7
Net Revenue	$1,103.7	$1,103.7	$2,301.0	$2,301.0
Operating Income	$39.6	$130.1	$62.1	$267.2
EPS	$0.02	$0.33	$0.02	$0.68

Year to Date Highlights

●	Revenue increased 11% Y/Y to $2.74 billion

●	Net Revenue increased 11% Y/Y to $2.30 billion

●	Adjusted Operating Income increased 17% Y/Y to $267 million

●	Adjusted EPS increased 21% Y/Y to $0.68

Second Quarter Highlights

●	Revenue increased 6% Y/Y to $1.322 billion

●	Net Revenue increased 5% Y/Y to $1.104 billion

●	Adjusted Operating Income increased 11% Y/Y to $130 million

●	Adjusted EPS increased 18% Y/Y to $0.33

●	Book-to-Bill: 1.1x (excluding USAID and Dept. of State)

●	Backlog $4.09 billion, up $127 million Y/Y (excluding USAID and Dept. of State)

[1]	Non-GAAP financial measures which the Company believes provide valuable perspectives on its business results. Adjusted operating income and EPS exclude non-cash goodwill impairment related to USAID. Refer to tables at the end of the release and Regulation G Information for reconciliations to the comparable GAAP metrics.

Recent Key Wins

●	$416 million five-year multiple award contracts to deliver environmental engineering services for USACE Honolulu District

●	$249 million five-year multiple award contract for planning and engineering services for USACE Mobile District

●	$240 million five-year multiple award contract for planning and engineering services for USACE Middle East District

●	£42 million five-year multiple award contract for stormwater management services for a U.K. water utility

●	$48 million five-year multiple award contract for environmental engineering services for USACE Huntsville District

●	$46 million three-year multiple award contract for planning and engineering services for USACE Los Angeles District

●	£36 million three-year multiple award contract for water infrastructure services for Severn Trent Water in the U.K.

Capital Allocation, Quarterly Dividend and Share Repurchase Program

On May 5, 2025, Tetra Tech’s Board of Directors approved the Company’s 44th consecutive quarterly dividend at an amount of $0.065 per share, a 12% increase year-over-year, payable on June 5, 2025, to stockholders of record as of May 23, 2025.

In the second quarter, Tetra Tech repurchased $150 million of common stock. Furthermore, the Board approved an additional $500 million share repurchase program. Together with the $173 million remaining under the previously approved program at the end of the second quarter of fiscal 2025, the Company had $673 million available for share repurchase.

Subsequent to the end of the second quarter, on May 5, 2025, Tetra Tech entered into an Amended and Restated Credit Agreement with a total borrowing capacity of $1.5 billion that will mature in May 2030.

Chairman and CEO Comments

Dan Batrack, Chairman and CEO, commented, “We generated record second quarter results for revenue and net income despite the decrease in revenue associated with the reorganization of USAID. Our growth in State and Local, U.S. Commercial, and International revenues more than offset this headwind, which resulted in net revenue and EPS exceeding consensus and the upper end of our guidance range for the quarter. We are seeing significant demand for our differentiated Leading with Science® services in our water and environmental markets, including our high-end digital automation services for our municipal and commercial clients.

“In the last month, we announced strategic acquisitions expanding our global digital technology and program management businesses. Based on our strong performance, we increased our dividend by 12% and expanded our stock buyback program by an additional $500 million. With record year-to-date performance and a strong outlook, we are raising our FY25 guidance for net revenue and EPS.”

Business Outlook

The following statements are based on current expectations. These statements are forward-looking, and the actual results could differ materially. These statements do not include the potential impact of transactions that may be completed or developments that become evident after the date of this release. The Business Outlook section should be read in conjunction with the information on forward-looking statements at the end of this release.

During the quarter, we were notified that virtually all our contracts with USAID were terminated for convenience. Consequently, we performed an interim impairment review of the goodwill in our Global Development Services division. As a result, we reduced backlog by the value of the terminated contracts and recorded a non-cash goodwill impairment charge of $92.4 million in the second quarter of fiscal 2025. Tetra Tech has updated its guidance for fiscal year 2025 based on its current outlook, which includes the expected impact of the ongoing U.S. federal government review process.

For fiscal 2025, Tetra Tech is increasing full year guidance for net revenue2 to range from $4.400 billion to $4.765 billion and is increasing adjusted EPS3 guidance to range from $1.42 to $1.52. For the third quarter in fiscal 2025, Tetra Tech expects net revenue to range from $1.10 billion to $1.20 billion and EPS to range from $0.35 to $0.40.

Webcast

Investors will have the opportunity to access a live audio-visual webcast and supplemental financial information concerning the second quarter of fiscal 2025 results through a link posted on the Company’s website at tetratech.com on May 8, 2025, at 8:00 a.m. (PT).

2 Reconciliation of the net revenue guidance to the most directly comparable GAAP measure is not available without unreasonable efforts because the Company cannot predict the magnitude and timing of all the components, including subcontractor costs, required to provide such reconciliation with sufficient precision.

3 The adjustments in our guidance for EPS are to exclude the legal contingency of $0.35 and goodwill impairment of $0.31.

Reconciliation of GAAP and Non-GAAP Items

In thousands (except EPS data)

	Three Months Ended		Six Months Ended
	March 30,	March 31,	March 30,	March 31,
	2025	2024	2025	2024
Revenue	$1,322,113	$1,251,616	$2,742,674	$2,479,883
Subcontractor costs	(218,408)	(198,989)	(441,639)	(412,087)
Net revenue	$1,103,705	$1,052,627	$2,301,035	$2,067,796

Operating Income	$39,603	$117,683	$62,129	$228,764
Legal contingency	-	-	115,000	-
Goodwill impairment	92,416	-	92,416	-
Contingent consideration	(1,931)	14	(2,297)	(22)
Adjusted Operating Income	$130,088	$117,697	$267,248	$228,742

EPS	$0.02	$0.28	$0.02	$0.56
Legal contingency	-	-	0.35	-
Goodwill impairment	0.31	-	0.31	-
Adjusted EPS	$0.33	$0.28	$0.68	$0.56

About Tetra Tech

Tetra Tech is the leader in water, environment and sustainable infrastructure, providing high-end consulting and engineering services for projects worldwide. With 30,000 employees working together, Tetra Tech provides clear solutions to complex problems by Leading with Science® to address the entire water cycle, protect and restore the environment, and design sustainable and resilient infrastructure. For more information about Tetra Tech, please visit tetratech.com or follow us on LinkedIn and Facebook.

CONTACTS:
Jim Wu, Investor Relations
Charlie MacPherson, Media & Public Relations
(626) 470-2844

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "anticipate," "expect," "could," "may," "intend," "plan" and "believe," among others, generally identify forward-looking statements. These forward-looking statements are based on current expectations and beliefs of Tetra Tech’s management and currently available operating, financial, economic and other information, and are subject to a number of risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. A variety of factors, many of which are beyond our control, could cause actual future results or events to differ materially from those projected in the forward-looking statements in this release, including but not limited to: continuing worldwide political and economic uncertainties; the U.S. Administration’s potential changes to fiscal policies; the cyclicality in demand for our overall services; the fluctuation in demand for oil and gas, and mining services; risks related to international operations; concentration of revenues from U.S. government agencies and potential funding disruptions by these agencies; dependence on winning or renewing U.S. government contracts; the delay or unavailability of public funding on U.S. government contracts; the U.S. government’s right to modify, delay, curtail or terminate contracts at its convenience; compliance with government procurement laws and regulations; the impact of global pandemics; credit risks associated with certain clients in certain geographic areas or industries; acquisition strategy and integration risks; goodwill or other intangible asset impairment; the failure to comply with worldwide anti-bribery laws; the failure to comply with domestic and international export laws; the failure to properly manage projects; the loss of key personnel or the inability to attract and retain qualified personnel; the ability of our employees to obtain government granted eligibility; the use of estimates and assumptions in the preparation of financial statements; the ability to maintain adequate workforce utilization; the use of the percentage-of-completion method of accounting; the inability to accurately estimate and control contract costs; the failure to adequately recover on our claims for additional contract costs; the failure to win or renew contracts with private and public sector clients; growth strategy management; backlog cancellation and adjustments; risks relating to cyber security breaches; the failure of partners to perform on joint projects; the failure of subcontractors to satisfy their obligations; requirements to pay liquidated damages based on contract performance; the adoption of new legal requirements; changes in resource management, environmental or infrastructure industry laws, regulations or programs; changes in bank and capital markets and the access to capital; credit agreement covenants; industry competition; liability related to legal proceedings, investigations, and disputes; the availability of third-party insurance coverage; the ability to obtain adequate bonding; employee, agent, or partner misconduct; employee risks related to international travel; safety programs; conflict of interest issues; liabilities relating to reports and opinions; liabilities relating to environmental laws and regulations; force majeure events; protection of intellectual property rights; stock price volatility; the ability to impede a business combination based on Delaware law and charter documents; and other risks and uncertainties as may be described in Tetra Tech’s periodic filings with the Securities and Exchange Commission, including those described in the “Risk Factors” section of Tetra Tech’s Annual Report on Form 10-K for the fiscal year ended September 29, 2024. Readers should not place undue reliance on forward-looking statements since such information speaks only as of the date of this release. Tetra Tech does not intend to update forward-looking statements and expressly disclaims any obligation to do so.

Non-GAAP Financial Measures

To supplement the financial results presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we present certain non-GAAP financial measures within the meaning of Regulation G under the Securities Exchange Act of 1934, as amended. We provide these non-GAAP financial measures because we believe they provide a valuable perspective on our financial results. However, non-GAAP measures have limitations as analytical tools and should not be considered in isolation and are not in accordance with, or a substitute for, GAAP measures. In addition, other companies may define non-GAAP measures differently which limits the ability of investors to compare non-GAAP measures of Tetra Tech to those used by our peer companies. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is set forth above in this release.

Tetra Tech, Inc

Consolidated Balance Sheets

(unaudited - in thousands, except par value)

	March 30,	September 29,
	2025	2024
Assets
Current assets:
Cash and cash equivalents	$179,433	$232,689
Accounts receivable, net	1,223,214	1,051,461
Contract assets	134,106	129,678
Prepaid expenses and other current assets	129,425	113,555
Total current assets	1,666,178	1,527,383

Property and equipment, net	66,048	73,065
Right-of-use assets, operating leases	185,499	177,950
Goodwill	1,913,134	2,046,569
Intangible assets, net	136,784	160,585
Deferred tax assets	106,137	105,529
Other non-current assets	110,524	101,595
Total assets	$4,184,304	$4,192,676

Liabilities and Equity
Current liabilities:
Accounts payable	$262,300	$197,440
Accrued compensation	242,017	332,096
Contract liabilities	373,591	351,738
Short-term lease liabilities, operating leases	65,870	63,419
Current portion of long-term debt	250,000	-
Current contingent earn-out liabilities	20,497	26,934
Other current liabilities	302,240	247,900
Total current liabilities	1,516,515	1,219,527

Deferred tax liabilities	27,193	30,162
Long-term debt	764,189	812,634
Long-term lease liabilities, operating leases	143,242	140,095
Non-current contingent earn-out liabilities	10,773	21,812
Other non-current liabilities	148,611	138,033
Total liabilities	2,610,523	2,362,263

Equity:
Preferred stock - authorized, 2,000 shares of $0.01 par value; no shares issued and outstanding at March 30, 2025 and September 29, 2024	-	-

Common stock - authorized, 750,000 shares of $0.01 par value; issued and outstanding, 263,503 and 267,717 shares at March 30, 2025 and September 29, 2024, respectively	2,635	2,677
Additional paid-in capital	-	35,900
Accumulated other comprehensive loss	(153,180)	(78,875)
Retained earnings	1,724,203	1,870,620
Tetra Tech stockholders' equity	1,573,658	1,830,322
Noncontrolling interests	123	91
Total stockholders' equity	1,573,781	1,830,413
Total liabilities and stockholders' equity	$4,184,304	$4,192,676

Tetra Tech, Inc

Consolidated Statements of Income

(unaudited - in thousands, except per share data)

	Three Months Ended		Six Months Ended
	March 30,	March 31,	March 30,	March 31,
	2025	2024	2025	2024
Revenue	$1,322,113	$1,251,616	$2,742,674	$2,479,883
Subcontractor costs	(218,408)	(198,989)	(441,639)	(412,087)
Other costs of revenue	(889,523)	(845,132)	(1,865,376)	(1,669,803)
Gross profit	214,182	207,495	435,659	397,993
Selling, general and administrative expenses	(84,094)	(89,798)	(168,411)	(169,251)
Legal contingency costs	-	-	(115,000)	-
Contingent consideration - fair value adjustments	1,931	(14)	2,297	22
Impairment of goodwill	(92,416)	-	(92,416)	-
Income from operations	39,603	117,683	62,129	228,764
Interest expense, net	(8,491)	(9,883)	(15,709)	(19,461)
Income before income tax expense	31,112	107,800	46,420	209,303
Income tax expense	(25,700)	(31,341)	(40,230)	(57,864)
Net Income	5,412	76,459	6,190	151,439
Net income attributable to noncontrolling interests	(24)	(13)	(55)	(21)
Net income attributable to Tetra Tech	$5,388	$76,446	$6,135	$151,418

Earnings per share attributable to Tetra Tech:
Basic	$0.02	$0.29	$0.02	$0.57
Diluted	$0.02	$0.28	$0.02	$0.56

Weighted-average common shares outstanding:
Basic	265,728	267,420	266,819	267,095
Diluted	267,439	269,375	269,691	269,125

Tetra Tech, Inc.

Consolidated Statements of Cash Flows

(unaudited - in thousands)

	Six Months Ended
	March 30,	March 31,
	2025	2024
Cash flows from operating activities:
Net income	$6,190	$151,439

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	29,939	37,215
Amortization of stock-based awards	17,027	15,617
Deferred income taxes	(6,164)	(8,049)
Provision for losses on accounts receivables	3,331	-
Impairment of goodwill	92,416	-
Fair value adjustments to contingent consideration	(2,297)	-
Gain on cash surrender value of life insurance policies	(1,599)	-
Other non-cash items	4,267	1,032
Changes in operating assets and liabilities, net of effects of business acquisitions:
Accounts receivable and contract assets	(203,055)	(23,195)
Prepaid expenses and other assets	(28,322)	(33,412)
Accounts payable	66,917	36,406
Accrued compensation	(83,088)	(74,291)
Contract liabilities	37,354	34,801
Income taxes receivable/payable	(3,253)	(18,556)
Cash settled contingent earn-out liability	(7,420)	-
Other liabilities	84,997	(6,826)
Net cash provided by operating activities	7,240	112,181

Cash flows from investing activities:
Payments for business acquisitions, net of cash acquired	(5,680)	(71,796)
Capital expenditures	(9,372)	(7,463)
Proceeds from sale of assets	350	98
Proceeds from company-owned life insurance policies	1,934	-
Net cash used in investing activities	(12,768)	(79,161)

Cash flows from financing activities:
Proceeds from borrowings	215,000	180,000
Repayments on long-term debt	(15,000)	(110,000)
Repurchases of common stock	(174,984)	-
Shares repurchased for tax withholdings on share-based awards	(13,848)	(12,781)
Payments of contingent earn-out liabilities	(14,445)	(22,112)
Stock options exercised	171	1,462
Dividends paid	(30,900)	(27,781)
Principal payments on finance leases	(3,431)	(3,155)
Net cash provided by (used in) financing activities	(37,437)	5,633

Effect of exchange rate changes on cash and cash equivalents	(10,291)	2,810

Net increase (decrease) in cash and cash equivalents	(53,256)	41,463
Cash and cash equivalents at beginning of period	232,689	168,831
Cash and cash equivalents at end of period	$179,433	$210,294

Supplemental information:
Cash paid during the period for:
Interest	$16,180	$20,093
Income taxes, net of refunds received of $4.6 million and $2.4 million	$47,987	$84,916

Noncash financing activities:
Excise taxes accrued but not paid	$1,267	-

Tetra Tech, Inc.

Regulation G Information

March 30, 2025

Reconciliation of Revenue to Revenue, Net of Subcontractor Costs ("Net Revenue")

(in millions)

			2024							2025
	2022	2023	1st Qtr	2nd Qtr	6 Mos	3rd Qtr	9 Mos	4th Qtr	Total	1st Qtr	2nd Qtr	6 Mos
Consolidated
Revenue	3,504.0	4,522.6	1,228.3	1,251.6	2,479.9	1,344.3	3,824.2	1,374.5	5,198.7	1,420.6	1,322.1	2,742.7
Subcontractor Costs	(668.5)	(771.5)	(213.1)	(199.0)	(412.1)	(234.7)	(646.8)	(230.0)	(876.8)	(223.3)	(218.4)	(441.7)
Net Revenue	2,835.5	3,751.1	1,015.2	1,052.6	2,067.8	1,109.6	3,177.4	1,144.5	4,321.9	1,197.3	1,103.7	2,301.0

GSG Segment
Revenue	1,820.9	2,158.9	575.0	597.1	1,172.2	640.6	1,812.7	670.6	2,483.4	751.8	661.4	1,413.2
Subcontractor Costs	(484.4)	(523.4)	(132.3)	(130.6)	(263.0)	(152.3)	(415.3)	(158.1)	(573.4)	(150.6)	(140.5)	(291.1)
Net Revenue	1,336.5	1,635.5	442.7	466.5	909.2	488.3	1,397.4	512.5	1,910.0	601.2	520.9	1,122.1

CIG Segment
Revenue	1,738.4	2,424.6	669.1	671.2	1,340.3	723.6	2,063.9	722.9	2,786.7	688.2	678.9	1,367.1
Subcontractor Costs	(239.3)	(309.0)	(96.6)	(85.1)	(181.7)	(102.2)	(283.9)	(90.9)	(374.8)	(92.1)	(96.1)	(188.2)
Net Revenue	1,499.1	2,115.6	572.5	586.1	1,158.6	621.4	1,780.0	632.0	2,411.9	596.1	582.8	1,178.9

Reconciliation of Net Income Attributable to Tetra Tech to Adjusted EBITDA
(in thousands)

			2024							2025
	2022	2023	1st Qtr	2nd Qtr	6 Mos	3rd Qtr	9 Mos	4th Qtr	Total	1st Qtr	2nd Qtr	6 Mos
Net Income Attributable to Tetra Tech	263,125	273,420	74,972	76,446	151,418	85,810	237,228	96,154	333,382	747	5,388	6,135
Income Tax Expense	85,602	127,526	26,523	31,341	57,864	32,894	90,757	39,266	130,023	14,530	25,700	40,230
Interest Expense[1]	11,584	46,537	9,578	9,883	19,461	9,912	29,374	7,897	37,271	7,218	8,491	15,709
Depreciation	13,859	19,980	6,951	5,637	12,588	5,713	18,301	5,421	23,722	5,402	5,248	10,650
Amortization	13,174	41,226	12,533	12,094	24,627	13,790	38,417	11,538	49,955	10,660	8,629	19,289
FX Hedge Gain	(19,904)	(89,402)	-	-	-	-	-	-	-	-	-	-
EBITDA	367,440	419,287	130,557	135,401	265,958	148,119	414,077	160,276	574,353	38,557	53,456	92,013

Contingent Consideration	-	12,255	(37)	14	(22)	500	477	2,064	2,541	(366)	(1,931)	(2,297)
Goodwill Impairment	-	-	-	-	-	-	-	-	-	-	92,416	92,416
Acquisition & Integration Expenses[2]	-	49,554	-	-	-	-	-	7,138	7,138	-	-	-
Legal Contingency	-	-	-	-	-	-	-	-	-	115,000	-	115,000
COVID-19 Credits	(6,486)	-	-	-	-	-	-	-	-	-	-	-

Adjusted EBITDA	360,954	481,096	130,520	135,415	265,936	148,619	414,554	169,478	584,032	153,191	143,941	297,132

1 Includes write-off of deferred debt origination fees of $3.8M in fiscal 2023

2 Includes lease impairment charge of $16.4M in fiscal 2023